KEMENTERIAN PERDAGANGAN DALAM NEGERI DAN HAL EHWAL PENGGUNA

MINISTRY OF DOMESTIC TRADE AND CONSUMER AFFAIRS

Akta Jualan Langsung dan Skim Anti-Piramid 1993
Direct Sales and Anti-Pyramid Scheme Act 1993
(Peraturan 4)
(Regulation 4)

LESEN JUALAN LANGSUNG
DIRECT SALES LICENCE
(BERBILANG TINGKAT)

No. Siri AJL: *AJL Serial No.:* 001130

No. Lesen: *Licence No.:* AJL 931478

Lesen adalah dengan ini diberi kepada:
Licence is hereby granted to:

Nama Perniagaan / *Business Name*: AGAPE SUPERIOR LIVING SDN. BHD.

Alamat / *Address*: LOT 1705-1708, LEVEL 17, TOWER 2, FABER TOWER, JALAN DESA BAHAGIA, TAMAN DESA, 58100 KUALA LUMPUR.

untuk menjalankan perniagaan jualan langsung dari 28 APRIL 2021 hingga 27 APRIL 2024
to carry on a direct sales business from ... *to* ...

Tertakluk kepada peruntukan Akta Jualan Langsung dan Skim Anti-Piramid 1993 dan peraturan-peraturan yang dibuat dibawahnya, dan syarat-syarat yang dilampirkan bersama:
Subject to the provisions of the Direct Sales and Anti-Pyramid Scheme Act 1993 and the regulations made thereunder, and the conditions attached herewith:

Amaun: RM / *Amount: RM*: 1,500.00

No. Resit: / *Receipt No.:* 20213420801IR300150

Bertarikh: / *Date:* 28 APRIL 2021

DATUK SERI HJ. HASNOL ZAM ZAM BIN HJ. AHMAD

PENGAWAL JUALAN LANGSUNG
(CONTROLLER OF DIRECT SALES)